UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2025
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, N.W.,			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
0.200% Senior Notes due 2026	DHR/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
Director Appointment
On February 20, 2025, the Board of Directors (“Board”) of Danaher Corporation (“Danaher” or the “Company”) appointed Charles W. Lamanna to the Board, with a term expiring at Danaher’s 2025 annual meeting of shareholders. Mr. Lamanna was also appointed to the Science & Technology Committee of the Board. As a non-employee director, Mr. Lamanna will receive the same compensation paid to the other non-employee directors of Danaher as disclosed in Exhibit 10.24 to Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024 (which exhibit is incorporated by reference herein) including without limitation an annual equity award. Mr. Lamanna has also entered into a director indemnification agreement with Danaher, the form of which is disclosed as Exhibit 10.28 to Danaher’s Annual Report on Form 10-K for the year ended December 31, 2024 and which is incorporated by reference herein. In connection with this appointment, the Board also determined that Mr. Lamanna is independent within the meaning of the listing standards of the New York Stock Exchange.
There is no arrangement or understanding between Mr. Lamanna and any other person pursuant to which he was selected as a director of Danaher. There are no transactions in which Mr. Lamanna has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Stock Plan Amendment
On February 20, 2025, the Board amended and restated the Company’s 2007 Omnibus Incentive Plan to provide that upon termination of a participant’s employment or service due to death or disability, generally (1) all of the participant’s unvested stock options and restricted stock units become fully vested, and (2) with respect to performance stock units (PSUs) as to which the death or termination for disability occurs prior to conclusion of the performance period, the participant (or participant’s estate as applicable) receives the target number of shares (and related dividend equivalent rights, or DERs) underlying the PSUs.
The above description is qualified in its entirety by reference to the Plan filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

10.1	2007 Omnibus Incentive Plan, as amended and restated*
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

*	Indicates management contract or compensatory plan, contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	February 20, 2025	By:	/s/ James F. O’Reilly
James F. O’Reilly
Senior Vice President, Deputy General Counsel and Secretary